[EATON VANCE LOGO]



                                    [STATUE OF LIBERTY PHOTO]

Annual Report December 31, 2001



                                  EATON VANCE
[LINCOLN MONUMENT PHOTO]          GOVERNMENT
                                  OBLIGATIONS
                                       FUND

[AMERICAN FLAG PHOTO]

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001
LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES]
James B. Hawkes
President

Eaton Vance Government Obligations Fund Class A shares had a total return of 9.06% for the year ended December 31, 2001.(1) That return was the result of an increase in net asset value per share from $9.81 on December 31, 2000 to $9.95 on December 31, 2001, and the reinvestment of $0.720 in dividends.

Class B shares had a total return of 8.23% for the same period, the result of an increase in NAV from $8.45 to $8.57, and the reinvestment of $0.555 in dividends.(1)

Class C shares had a total return of 8.18% for the same period, the result of an increase in NAV from $8.45 to $8.57, and the reinvestment of $0.555 in dividends.(1)

A slowing economy and low inflation boosted the bond market in 2001...

The economy was characterized throughout the past year by weak corporate earnings, mounting job layoffs and growing uncertainty following the events of September 11. Third quarter Gross Domestic Product contracted at a 1.3% pace, the weakest such quarterly showing since 1991. However, while the dismal economic news was unnerving to consumers, it formed a very favorable backdrop for inflation and for the bond market. Amid weakening demand and relatively high inventories, the economy felt very little price pressures. As a reflection of the mild inflation, the Consumer Price Index rose a modest 1.6% for all of 2001.(2) The Lehman Intermediate Government Bond Index - an unmanaged index of U.S. Government bonds with intermediate maturities - registered a total return of 8.42% for the year.(2)

After the events of September 11, the U.S. bond markets witnessed a flight to quality...

Following the events of September 11, as political uncertainty added to deteriorating economic fundamentals, many global investors sought the quality and relative stability of the U.S. bond market. It's noteworthy that the bond market outperformed the equity market for the second consecutive year.

Some of investors' recent concerns are likely to be reflected in the fixed-income markets in the coming year, as the extent and length of the current recession remain in question. At a minimum, the war on terrorism and the recession have eliminated the federal budget surplus over the near-term.

Interestingly, some indicators have suggested that the worst of the recession may already be behind us. Whatever direction the economy takes in the coming year, we believe that mortgage-backed securities will remain an attractive fixed-income alternative for investors in these uncertain times.

                             Sincerely,

                             /s/ JAMES B. HAWKES
                                 ---------------
                                 James B. Hawkes
                                 President
                                 February 6, 2002

Fund Information
as of December 31, 2001



PERFORMANCE(3)                                 CLASS A     CLASS B  CLASS C
------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                        9.06%       8.23%    8.18%
Five Years                                      6.26        5.49     5.41
Ten Years                                       6.17        N.A.     N.A.
Life of Fund+                                   8.31        5.13     4.98

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                        3.87%       3.23%    7.18%
Five Years                                      5.24        5.19     5.41
Ten Years                                       5.65        N.A.     N.A.
Life of Fund+                                   8.01        5.13     4.98

+Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93

Diversification by Sectors(4)

Agency Debentures 11.2%
Federal Home Loan Mortgage Corp. 41.2%
Federal National Mortgage Assn. 26.9%
Government National Mortgage Assn. 17.9%
Other 2.8%

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.
(2) It is not possible to invest directly in an Index.(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC.(4) Because the Portfolio is actively managed, Sector Diversification is subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

MANAGEMENT DISCUSSION

[PHOTO OF SUSAN SCHIFF]
Susan Schiff
Portfolio Manager

AN INTERVIEW WITH SUSAN SCHIFF,
PORTFOLIO MANAGER OF
GOVERNMENT OBLIGATIONS PORTFOLIO.

Q: SUSAN,THE BOND MARKET LOGGED A SECOND CONSECUTIVE YEAR OF STRONG PERFORMANCE IN 2001. IN YOUR VIEW, WHAT MARKET INFLUENCES DROVE THE BOND RALLY DURING THE PAST YEAR?

A: In 2001, a convergence of factors - including a steep decline in short-term interest rates, the onset of a recession, a falling stock market and growing geopolitical uncertainty - created a favorable climate for the bond market. The Federal Reserve set the tone early in the year, beginning a series of 11 interest rates cuts. By year-end, the Federal Funds rate - a key short-term interest rate barometer - had fallen 475 basis points (4.75%) to its lowest level since the early 1960s. As a result, intermediate-term bonds significantly outperformed the longer-maturity end of the yield curve.

     The bond market also featured a good deal of volatility. The rally that lasted through much of the year ran into profit-taking in November, amid anecdotal signs of a somewhat stronger economy. While the sell-off gave back some of the year's earlier gains, the market nonetheless finished the year with strongly positive returns.

Q: SUSAN, THE FUND OUTPERFORMED THE 7.18% AVERAGE RETURN OF ITS FUND PEER GROUP, THE LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
     CLASSIFICATION.(1) TO WHAT DO YOU ATTRIBUTE THE FUND'S OUTPERFORMANCE DURING THE YEAR?

A: The Fund benefited primarily from its large weighting in seasoned mortgage-backed securities (MBS). Spreads for MBS remained fairly stable throughout the year, consistently yielding roughly 200 basis points (2.0%) more than Treasury bonds with similar maturities. Not surprisingly, given the dramatic decline in interest rates, many investors were increasingly concerned that MBS prepayment rates would rise sharply. As the year progressed and interest rates continued to trend lower, those concerns were warranted. Prepayment rates for generic MBS rose significantly, as homeowners opted to take advantage of the opportunity to re-finance their mortgages.

Q:   TO WHAT EXTENT DID THE RISE IN PREPAYMENT RATES AFFECT THE FUND?

A: Only minimally. The most dramatic rise in prepayment rates occurred in the GENERIC sector of the MBS market, which has historically been more responsive to interest rate declines. Government Obligations Portfolio continued to focus its investments on the SEASONED sector of the MBS market, which is characteristically significantly less sensitive to changes in interest

PREPAYMENT RATES(2)
-----------------------------------------------------
Government Obligations Portfolio vs. Generic 9% FNMAs classification.

[CHART]

                       FNMA             EV             MTGE
                                9.0% PREPAY RATES
Mar-91                 5.00           13.42            9.50%
Apr-91                 6.10           12.83            9.53%
May-91                 7.00           16.07            9.52%
Jun-91                 6.70           16.17            9.39%
Jul-91                 6.60           16.47            9.41%
Aug-91                 6.20           16.13            9.38%
Sep-91                 5.50           15.20            9.19%
Oct-91                 6.30           15.47            9.03%
Nov-91                 7.80           14.13            8.68%
Dec-91                10.30           15.39            8.51%
Jan-92                13.20           15.66            8.28%
Feb-92                19.70           18.11            8.48%
Mar-92                26.50           22.38            8.44%
Apr-92                22.80           22.46            8.55%
May-92                18.30           22.18            8.50%
Jun-92                18.10           19.55            8.35%
Jul-92                19.20           14.24            8.04%
Aug-92                31.10           16.45            7.91%
Sep-92                46.90           14.08            7.74%
Oct-92                52.40           17.26            7.68%
Nov-92                50.20           17.84            7.82%
Dec-92                45.50           18.49            7.81%
Jan-93                29.50           18.10            7.77%
Feb-93                25.30           15.29            7.55%
Mar-93                42.30           17.24            7.40%
Apr-93                58.30           18.22            7.29%
May-93                61.90           18.70            7.31%
Jun-93                63.00           21.35            7.23%
Jul-93                54.30           22.36            7.15%
Aug-93                56.00           21.85            7.05%
Sep-93                57.20           24.57            6.93%
Oct-93                58.00           21.19            6.76%
Nov-93                62.20           22.56            6.78%
Dec-93                62.70           27.56            6.85%
Jan-94                50.90           23.85            6.91%
Feb-94                43.20           21.13            6.84%
Mar-94                49.70           23.54            7.00%
Apr-94                40.70           23.39            7.23%
May-94                32.00           23.30            7.51%
Jun-94                25.00           20.52            7.55%
Jul-94                19.50           17.24            7.68%
Aug-94                20.10           15.88            7.74%
Sep-94                17.50           14.31            7.74%
Oct-94                14.10           14.55            7.59%
Nov-94                12.10           11.77            7.56%
Dec-94                10.80           13.74            7.94%
Jan-95                 7.00           10.47            7.98%
Feb-95                 6.30           10.56            8.22%
Mar-95                 7.70           11.10            8.23%
Apr-95                 8.00           12.39            8.14%
May-95                13.90           12.75            8.03%
Jun-95                15.70           12.75            7.77%
Jul-95                21.00           13.45            7.72%
Aug-95                24.60           15.75            7.84%
Sep-95                19.80           14.35            7.74%
Oct-95                21.10           14.71            7.67%
Nov-95                21.20           14.48            7.59%
Dec-95                23.50           13.20            7.48%
Jan-96                22.90           12.58            7.18%
Feb-96                27.30           14.30            7.13%
Mar-96                29.90           17.23            7.29%
Apr-96                29.90           16.97            7.55%
May-96                24.50           19.03            7.72%
Jun-96                17.70           15.18            7.77%
Jul-96                17.00           15.45            7.86%
Aug-96                15.40           14.53            7.76%
Sep-96                14.90           14.34            7.78%
Oct-96                15.70           13.18            7.70%
Nov-96                15.40           12.98            7.56%
Dec-96                18.10           13.35            7.49%
Jan-97                16.60           14.30            7.58%
Feb-97                15.00           13.65            7.55%
Mar-97                17.50           15.51            7.63%
Apr-97                17.90           15.19            7.75%
May-97                16.80           14.21            7.77%
Jun-97                16.10           15.61            7.69%
Jul-97                17.70           16.63            7.54%
Aug-97                18.50           15.32            7.46%
Sep-97                22.10           15.37            7.45%
Oct-97                23.90           15.18            7.37%
Nov-97                21.70           15.86            7.33%
Dec-97                26.30           16.90            7.26%
Jan-98                22.00           17.33            7.12%
Feb-98                31.30           18.93            7.07%
Mar-98                42.60           19.32            7.07%
Apr-98                41.30           24.30            7.09%
May-98                38.30           23.28            7.08%
Jun-98                38.30           21.92            7.05%
Jul-98                36.80           21.45            7.01%
Aug-98                34.10           21.48            6.97%
Sep-98                34.00           20.59            6.87%
Oct-98                34.80           21.22            6.74%
Nov-98                37.60           22.66            6.75%
Dec-98                45.00           27.47            6.76%
Jan-99                35.80           25.00            6.78%
Feb-99                37.00           23.34            6.82%
Mar-99                40.90           25.28            6.88%
Apr-99                39.00           24.23            6.91%
May-99                37.00           21.75            6.93%
Jun-99                38.90           22.88            7.11%
Jul-99                34.30           22.26            7.33%
Aug-99                31.70           21.34            7.40%
Sep-99                26.90           16.90            7.47%
Oct-99                23.10           17.06            7.46%
Nov-99                22.60           16.62            7.48%
Dec-99                21.60           18.69            7.48%
Jan-00                15.60           15.33            7.70%
Feb-00                16.60           15.70            7.86%
Mar-00                18.30           16.79            7.92%
Apr-00                16.20           15.65            7.92%
May-00                17.80           15.08            7.99%
Jun-00                17.90           15.56            8.05%
Jul-00                17.40           13.38            7.98%
Aug-00                20.10           12.45            7.91%
Sep-00                19.60           14.36            7.81%
Oct-00                22.20           14.49            7.75%
Nov-00                21.20           14.71            7.67%
Dec-00                21.50           14.80
Jan-01                 24.9            14.0
Feb-01                 27.9            16.1
Mar-01                 36.3            17.5
Apr-01                 35.2            17.3
May-01                 40.3            23.2
Jun-01                 39.3            22.5
Jul-01                 40.0            21.3
Aug-01                 40.9            22.0
Sep-01                 33.3            17.4
Oct-01                 38.1            21.5
Nov-01                 38.0            24.4
Dec-01                 42.5            26.9


(1) It is not possible to invest directly in an index or Lipper classification

(2) Chart compares annualized monthly principal prepayment rates of the Portfolio's seasoned mortgage-backed securities (blue line) with those of generic 30-year FNMA 9% mortgage-backed securities.
    Sources:  Lehman Brothers; Bloomberg L.P.; Eaton Vance Management.

    Past Performance is no guarantee of future results.

------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
-------------------------------------------------------------------------------
     rates. Those patterns were true to form during 2001 and played a major role in the Fund's strong relative performance.

Q: WHY ARE PREPAYMENT RATES AN IMPORTANT CONSIDERATION FOR INVESTORS IN MORTGAGE-BACKED SECURITIES?

A: Prepayments constitute the major risk for MBS investors. When interest rates decline, homeowners may understandably be tempted to refinance their mortgages and, thereby, reduce their monthly payments. However, while that may be an attractive proposition for the homeowner, it poses a major challenge for the mortgage investor. Prepayments shorten the maturity of the mortgage security, thus forcing the investor to re-invest the proceeds at lower prevailing rates.

     These challenges have become more problematic in recent years, as technology and online capabilities have made refinancing relatively easy. By focusing on extremely seasoned MBS, we are able to avoid bonds with these volatile prepayment rates. Seasoned MBS have fairly predictable prepayment rates, thus allowing us to better manage the Portfolio's prepayment risk.

Q:   HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: At December 31, 2001, approximately 82.0% of the Portfolio was invested in seasoned MBS securities. The Portfolio's duration was 3.3 years at December 31. The Portfolio's MBS were generally originated in the 1970s. With relatively few exceptions, the refinancing within these MBS took place years ago. The mortgages remaining in these pools retain their relatively stable prepayment rates and continue to provide attractive income.

Q:   WHAT IS YOUR OUTLOOK FOR THE MORTGAGE SECURITIES MARKET IN THE COMING YEAR?

A: With the economy still fairly weak and prospects for a recovery uncertain, I believe the outlook for the bond market is fairly good. The Federal Reserve has made clear that it does not view inflation as a serious threat for the foreseeable future. Therefore, there is little likelihood that the Federal Reserve will raise interest rates sharply in the coming year.


     For the mortgage-backed securities market, prepayment rates remain the key determinant. Clearly, interest rates are at, or close to, the bottom of their current cycle, and a period of relatively stable interest rates would be quite favorable for the MBS market, with investors continuing to benefit from the attractive yield spreads. We believe that conservative, income-oriented investors will continue to find good opportunities within the MBS market in the coming year.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE
GOVERNMENT OBLIGATIONS FUND CLASS A VS. THE LEHMAN BROTHERS INTERMEDIATE
GOVT. BOND INDEX AND LIPPER SHORT-INTERMEDIATE GOVT. FUND INDEX*
                DECEMBER 31, 1991 - DECEMBER 31, 2001


EATON VANCE GOVERNMENT OBLIGATIONS FUND CLASS A
FUND, INCLUDING MAXIMUM SALES CHARGE
LEHMAN BROTHERS INT. GOVT. BOND INDEX
LIPPER SHORT-INT. GOVT. FUND INDEX

                      EATON VANCE             FUND,
                GOVERNMENT OBLIGATIONS  INCLUDING MAXIMUM   LEHMAN BROTHERS INT. LIPPER SHORT-INT. GOVT.
    DATE             FUND CLASS A         SALES CHARGE        GOVT. BOND INDEX        FUND INDEX
--------------------------------------------------------------------------------------------------------
  12/31/1991             10,000              10,000               10,000                   10,000
   1/31/1992              9,900               9,428                9,904                    9,917
   2/29/1992              9,942               9,468                9,935                    9,954
   3/31/1992              9,871               9,401                9,895                    9,926
   4/30/1992              9,913               9,441                9,984                   10,007
   5/31/1992             10,026               9,549               10,133                   10,123
   6/30/1992             10,151               9,667               10,279                   10,248
   7/31/1992             10,303               9,812               10,476                   10,381
   8/31/1992             10,401               9,906               10,583                   10,480
   9/30/1992             10,546              10,044               10,729                   10,592
  10/31/1992             10,455               9,957               10,600                   10,494
  11/30/1992             10,409               9,913               10,555                   10,487
  12/31/1992             10,529              10,028               10,693                   10,600
   1/31/1993             10,734              10,223               10,892                   10,745
   2/28/1993             10,931              10,410               11,052                   10,867
   3/31/1993             11,025              10,500               11,093                   10,928
   4/30/1993             11,120              10,590               11,180                   11,000
   5/31/1993             11,110              10,581               11,149                   10,961
   6/30/1993             11,230              10,696               11,310                   11,110
   7/31/1993             11,303              10,765               11,333                   11,114
   8/31/1993             11,445              10,900               11,502                   11,271
   9/30/1993             11,499              10,951               11,549                   11,298
  10/31/1993             11,514              10,965               11,576                   11,291
  11/30/1993             11,459              10,913               11,519                   11,260
  12/31/1993             11,504              10,956               11,566                   11,310
   1/31/1994             11,595              11,043               11,681                   11,411
   2/28/1994             11,470              10,924               11,520                   11,298
   3/31/1994             11,292              10,754               11,352                   11,142
   4/30/1994             11,190              10,658               11,279                   11,043
   5/31/1994             11,182              10,649               11,287                   11,071
   6/30/1994             11,180              10,648               11,289                   11,076
   7/31/1994             11,321              10,782               11,438                   11,163
   8/31/1994             11,349              10,809               11,471                   11,227
   9/30/1994             11,256              10,720               11,376                   11,167
  10/31/1994             11,259              10,723               11,378                   11,175
  11/30/1994             11,221              10,686               11,328                   11,133
  12/31/1994             11,270              10,734               11,365                   11,135
   1/31/1995             11,445              10,900               11,549                   11,305
   2/28/1995             11,671              11,115               11,772                   11,485
   3/31/1995             11,738              11,179               11,837                   11,545
   4/30/1995             11,874              11,309               11,974                   11,641
   5/31/1995             12,177              11,597               12,312                   11,918
   6/30/1995             12,242              11,659               12,390                   11,986
   7/31/1995             12,220              11,638               12,396                   11,996
   8/31/1995             12,361              11,773               12,499                   12,089
   9/30/1995             12,439              11,847               12,582                   12,145
  10/31/1995             12,609              12,009               12,720                   12,278
  11/30/1995             12,732              12,126               12,875                   12,406
  12/31/1995             12,845              12,233               13,002                   12,500
   1/31/1996             12,937              12,321               13,112                   12,607
   2/29/1996             12,793              12,184               12,974                   12,509
   3/31/1996             12,763              12,155               12,914                   12,423
   4/30/1996             12,737              12,131               12,877                   12,400
   5/31/1996             12,708              12,103               12,870                   12,398
   6/30/1996             12,881              12,268               13,001                   12,497
   7/31/1996             12,908              12,293               13,041                   12,539
   8/31/1996             12,905              12,291               13,056                   12,551
   9/30/1996             13,115              12,490               13,225                   12,694
  10/31/1996             13,305              12,671               13,441                   12,871
  11/30/1996             13,490              12,847               13,604                   13,000
  12/31/1996             13,425              12,786               13,530                   12,955
   1/31/1997             13,459              12,818               13,582                   13,012
   2/28/1997             13,554              12,908               13,605                   13,040
   3/31/1997             13,502              12,859               13,527                   12,989
   4/30/1997             13,598              12,950               13,680                   13,113
   5/31/1997             13,696              13,044               13,786                   13,201
   6/30/1997             13,801              13,144               13,904                   13,307
   7/31/1997             14,068              13,398               14,161                   13,504
   8/31/1997             13,988              13,321               14,106                   13,474
   9/30/1997             14,132              13,459               14,260                   13,601
  10/31/1997             14,274              13,594               14,426                   13,724
  11/30/1997             14,276              13,597               14,458                   13,748
  12/31/1997             14,400              13,714               14,575                   13,850
   1/31/1998             14,505              13,814               14,766                   13,998
   2/28/1998             14,494              13,803               14,750                   13,992
   3/31/1998             14,519              13,828               14,796                   14,035
   4/30/1998             14,527              13,835               14,866                   14,092
   5/31/1998             14,618              13,922               14,969                   14,180
   6/30/1998             14,699              13,999               15,069                   14,253
   7/31/1998             14,707              14,007               15,127                   14,306
   8/31/1998             15,023              14,308               15,414                   14,507
   9/30/1998             15,286              14,558               15,773                   14,754
  10/31/1998             15,058              14,341               15,799                   14,751
  11/30/1998             15,126              14,406               15,751                   14,745
  12/31/1998             15,200              14,476               15,812                   14,810
   1/31/1999             15,221              14,496               15,883                   14,871
   2/28/1999             15,113              14,393               15,665                   14,721
   3/31/1999             15,240              14,514               15,769                   14,827
   4/30/1999             15,321              14,591               15,812                   14,862
   5/31/1999             15,226              14,501               15,714                   14,777
   6/30/1999             15,106              14,386               15,737                   14,771
   7/31/1999             15,139              14,418               15,740                   14,759
   8/31/1999             15,042              14,325               15,762                   14,762
   9/30/1999             15,261              14,534               15,897                   14,905
  10/31/1999             15,294              14,566               15,928                   14,941
  11/30/1999             15,314              14,585               15,939                   14,961
  12/31/1999             15,284              14,556               15,889                   14,931
   1/31/2000             15,236              14,510               15,836                   14,873
   2/29/2000             15,390              14,657               15,967                   14,984
   3/31/2000             15,436              14,701               16,149                   15,102
   4/30/2000             15,479              14,742               16,143                   15,108
   5/31/2000             15,474              14,737               16,186                   15,134
   6/30/2000             15,723              14,974               16,443                   15,352
   7/31/2000             15,814              15,061               16,552                   15,446
   8/31/2000             15,990              15,229               16,738                   15,610
   9/30/2000             16,159              15,389               16,884                   15,741
  10/31/2000             16,277              15,502               17,000                   15,830
  11/30/2000             16,528              15,741               17,249                   16,031
  12/31/2000             16,678              15,884               17,553                   16,258
   1/31/2001             16,939              16,133               17,787                   16,457
   2/28/2001             17,110              16,295               17,950                   16,584
   3/31/2001             17,171              16,353               18,080                   16,689
   4/30/2001             17,211              16,391               18,023                   16,689
   5/31/2001             17,346              16,520               18,098                   16,773
   6/30/2001             17,400              16,571               18,156                   16,810
   7/31/2001             17,738              16,893               18,495                   17,075
   8/31/2001             17,879              17,027               18,659                   17,208
   9/30/2001             18,231              17,363               19,057                   17,501
  10/31/2001             18,543              17,660               19,354                   17,754
  11/30/2001             18,329              17,456               19,123                   17,565
  12/31/2001             18,189              17,323               19,031                   17,491


PERFORMANCE**                                  CLASS A     CLASS B      CLASS C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                       9.06%       8.23%        8.18%
Five Years                                     6.26        5.49         5.41
Ten Years                                      6.17        N.A.         N.A.
Life of Fund+                                  8.31        5.13         4.98

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                       3.87%       3.23%        7.18%
Five Years                                     5.24        5.19         5.41
Ten Years                                      5.65        N.A.         N.A.
Life of Fund+                                  8.01        5.13         4.98

+  Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93*

*  Sources: TowersData, Bethesda, MD.; Lipper Inc.

   The chart compares the Fund's total return with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. The Chart also includes a comparison to the Lipper Short-Intermediate Government Funds Average, the fund peer classification of Eaton Vance Government Obligations
   Fund. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. An investment in the Fund's
   Class B shares on 11/1/93 at net asset value would have been worth
   $15,054 on December 31, 2001. An investment in the Fund's Class C shares on 11/1/93 at net asset value would have been worth $14,876 on December 31, 2001. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
------------------------------------------------------
Investment in Government Obligations
   Portfolio, at value
   (identified cost, $652,920,934)        $664,844,698
Receivable for Fund shares sold              3,012,422
------------------------------------------------------
TOTAL ASSETS                              $667,857,120
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $  1,543,926
Payable for Fund shares redeemed             1,173,930
Payable to affiliate for distribution
   and service fees                             18,057
Payable to affiliate for Trustees' fees          1,058
Accrued expenses                               222,577
------------------------------------------------------
TOTAL LIABILITIES                         $  2,959,548
------------------------------------------------------
NET ASSETS                                $664,897,572
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $727,085,308
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (72,737,475)
Accumulated distributions in excess of
   net investment income                    (1,374,025)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         11,923,764
------------------------------------------------------
TOTAL                                     $664,897,572
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $291,248,686
SHARES OUTSTANDING                          29,269,753
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.95
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.95)       $      10.45
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $240,472,393
SHARES OUTSTANDING                          28,054,736
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE
   PER SHARE (NOTE 7)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.57
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $133,176,493
SHARES OUTSTANDING                          15,548,584
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE
   PER SHARE (NOTE 7)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.57
------------------------------------------------------
On sales of $25,000 or more, the
   offering price of Class A shares is
   reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
Investment Income
------------------------------------------------------
Interest allocated from Portfolio         $ 27,932,849
Security lending income allocated from
   Portfolio                                   926,020
Expenses allocated from Portfolio           (3,551,558)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 25,307,311
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,198
Distribution and service fees
   Class A                                     537,177
   Class B                                   1,524,781
   Class C                                     601,612
Transfer and dividend disbursing agent
   fees                                        443,218
Registration fees                              183,175
Custodian fee                                   28,818
Printing and postage                            26,125
Legal and accounting services                   24,747
Miscellaneous                                   80,190
------------------------------------------------------
TOTAL EXPENSES                            $  3,454,041
------------------------------------------------------

NET INVESTMENT INCOME                     $ 21,853,270
------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Financial futures contracts            $ (1,147,550)
------------------------------------------------------
NET REALIZED LOSS                         $ (1,147,550)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  8,793,815
   Financial futures contracts                 143,656
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  8,937,471
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $  7,789,921
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 29,643,191
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      21,853,270  $      22,703,409
   Net realized loss                             (1,147,550)        (7,035,835)
   Net change in unrealized appreciation
      (depreciation)                              8,937,471         10,971,497
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      29,643,191  $      26,639,071
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $     (15,469,471) $     (13,821,499)
      Class B                                    (9,830,214)        (6,996,495)
      Class C                                    (3,853,514)        (1,796,691)
   Tax return of capital
      Class A                                            --           (294,808)
      Class B                                            --           (221,463)
      Class C                                            --            (48,889)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (29,153,199) $     (23,179,845)
------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                             $     226,668,434  $      80,729,796
      Class B                                   155,523,741         38,058,380
      Class C                                   130,727,413         15,656,625
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     6,891,438          5,881,364
      Class B                                     4,347,824          2,750,836
      Class C                                     2,039,801            890,204
   Cost of shares redeemed
      Class A                                  (127,091,440)      (100,172,497)
      Class B                                   (40,284,150)       (38,385,232)
      Class C                                   (31,466,564)       (14,725,445)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $     327,356,497  $      (9,315,969)
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $     327,846,489  $      (5,856,743)
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     337,051,083  $     342,907,826
------------------------------------------------------------------------------
AT END OF YEAR                            $     664,897,572  $     337,051,083
------------------------------------------------------------------------------
Accumulated distributions in
excess of net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $      (1,374,025) $        (966,366)
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    CLASS A
                                  ----------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------------------
                                      2001(1)(2)          2000(1)        1999(1)        1998(1)        1997
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  9.810          $  9.700       $ 10.400       $ 10.620      $ 10.680
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.549          $  0.717       $  0.745       $  0.783      $  0.799
Net realized and unrealized
   gain (loss)                            0.311             0.127         (0.689)        (0.215)       (0.051)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS           $  0.860          $  0.844       $  0.056       $  0.568      $  0.748
--------------------------------------------------------------------------------------------------------------

Less distributions*
--------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.720)         $ (0.718)      $ (0.743)      $ (0.781)     $ (0.801)
From tax return of capital                   --            (0.016)        (0.013)        (0.007)       (0.007)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.720)         $ (0.734)      $ (0.756)      $ (0.788)     $ (0.808)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $  9.950          $  9.810       $  9.700       $ 10.400      $ 10.620
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            9.06%             9.12%          0.56%          5.56%         7.26%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $291,249          $183,657       $195,162       $251,727      $276,781
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(4)                   1.25%             1.21%          1.23%          1.25%         1.24%
   Interest expense(4)                     0.02%             0.02%          0.02%          0.07%           --
   Net investment income                   5.50%             7.44%          7.43%          7.46%         7.57%
Portfolio Turnover of the
   Portfolio                                 21%               22%            18%            48%           20%
--------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.161 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              CLASS B
                                  ---------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                      2001(1)(2)          2000(1)        1999(1)        1998(1)
-------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  8.450          $  8.350       $  8.950       $  9.140
-------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------
Net investment income                  $  0.409          $  0.557       $  0.576       $  0.602
Net realized and unrealized
   gain (loss)                            0.266             0.109         (0.594)        (0.182)
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.675          $  0.666       $ (0.018)      $  0.420
-------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------
From net investment income             $ (0.555)         $ (0.550)      $ (0.569)      $ (0.603)
From tax return of capital                   --            (0.016)        (0.013)        (0.007)
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.555)         $ (0.566)      $ (0.582)      $ (0.610)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $  8.570          $  8.450       $  8.350       $  8.950
-------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            8.23%             8.33%         (0.20)%         4.76%
-------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $240,472          $120,557       $116,913       $132,013
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(4)                   1.99%             1.95%          1.98%          2.00%
   Interest expense(4)                     0.02%             0.02%          0.02%          0.07%
   Net investment income                   4.75%             6.72%          6.68%          6.66%
Portfolio Turnover of the
   Portfolio                                 21%               22%            18%            48%
-------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.138 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              CLASS C
                                  ---------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                      2001(1)(2)          2000(1)        1999(1)        1998(1)
-------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $  8.450           $ 8.360        $ 8.960        $ 9.130
-------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------
Net investment income                  $  0.392           $ 0.551        $ 0.576        $ 0.607
Net realized and unrealized
   gain (loss)                            0.283             0.105         (0.594)        (0.172)
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.675           $ 0.656        $(0.018)       $ 0.435
-------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------
From net investment income             $ (0.555)          $(0.550)       $(0.569)       $(0.599)
From tax return of capital                   --            (0.016)        (0.013)        (0.006)
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.555)          $(0.566)       $(0.582)       $(0.605)
-------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $  8.570           $ 8.450        $ 8.360        $ 8.960
-------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            8.18%             8.19%         (0.20)%         4.92%
-------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $133,176           $32,837        $30,833        $34,719
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(4)                   1.99%             2.04%          1.98%          2.00%
   Interest expense(4)                     0.02%             0.02%          0.02%          0.07%
   Net investment income                   4.55%             6.64%          6.67%          6.71%
Portfolio Turnover of the
   Portfolio                                 21%               22%            18%            48%
-------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase.
   Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sale charge (see Note 7). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (98.4% at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund. Effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities. Prior to January 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $34,626 reduction in cost of investment in Portfolio and a corresponding $34,626 increase to unrealized appreciation. The effect of this change for the year ended December 31, 2001 on the net investment income allocated from the Portfolio was not material. Also in accordance with the revised AICPA Audit and Accounting Guide for Investment Companies, the Fund reclassified net losses allocated from the Portfolio of $6,895,245 that were realized on prepayments received on mortgage-backed securities and previously included in realized gains/losses, as part of interest allocated from the Portfolio for the year ended December 31, 2001.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $58,947,820 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire on December 31, 2002 ($17,267,958), December 31, 2003 ($2,688,390),
   December 31, 2004 ($10,207,058), December 31, 2005 ($4,786,337),
   December 31, 2006 ($3,525,680), December 31, 2007 ($16,400,527), and
   December 31, 2008 ($4,071,870). At December 31, 2001, net capital losses of $7,836,348 attributable to security transactions incurred after October 31, 2001, are treated as arising on the first day of the Fund's next taxable year.

   At December 31, 2001, the undistributed ordinary income on a tax basis was $169,901 and differed from the accumulated net realized loss due to the difference in method for recognizing distributions to shareholders.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital and primarily relate to the different treatment for paydown gains/losses on mortgage-backed securities and to expired capital loss carryforwards.

3 Shares of Beneficial Interest
-------------------------------------------

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED DECEMBER 31,
                                              ----------------------------
    CLASS A                                   2001           2000
    ----------------------------------------------------------------------
    Sales                                        22,608,944      8,337,938
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    691,629        610,372
    Redemptions                                 (12,744,312)   (10,350,487)
    ----------------------------------------------------------------------
    NET INCREASE (DECREASE)                      10,556,261     (1,402,177)
    ----------------------------------------------------------------------

                                                YEAR ENDED DECEMBER 31,
                                              ----------------------------
    CLASS B                                   2001           2000
    ----------------------------------------------------------------------
    Sales                                        17,960,721      4,557,262
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    507,108        331,460
    Redemptions                                  (4,677,581)    (4,626,290)
    ----------------------------------------------------------------------
    NET INCREASE                                 13,790,248        262,432
    ----------------------------------------------------------------------

                                                YEAR ENDED DECEMBER 31,
                                              ----------------------------
    CLASS C                                   2001           2000
    ----------------------------------------------------------------------
    Sales                                        15,084,826      1,864,268
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    237,330        107,172
    Redemptions                                  (3,659,887)    (1,775,326)
    ----------------------------------------------------------------------
    NET INCREASE                                 11,662,269        196,114
    ----------------------------------------------------------------------

4 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2001 aggregated $511,358,761 and $216,930,835, respectively.

5 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $84,816 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2001.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 7) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,143,586 and $451,209 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2001, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At December 31, 2001, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $8,694,000 and $17,294,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distributions fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2001 amounted to $537,177, $381,195 and $150,403 for Class A, Class B, and Class C shares, respectively.

7 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note
   6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $325,000 and $20,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2001.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GOVERNMENT OBLIGATIONS FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT AGENCY DEBENTURES -- 11.2%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.45%,
4/29/09                                       $ 2,000      $  2,020,480
Federal Home Loan Mortgage Corp.,
6.625%, 9/15/09(1)                             69,000        73,517,430
-----------------------------------------------------------------------
Total U.S. Government Agency Debentures
   (identified cost, $70,563,290)                          $ 75,537,910
-----------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 86.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
   5.00%, with various maturities to
   2003                                       $    21      $     21,395
   5.25%, with maturity at 2005                    13            13,601
   5.50%, with various maturities to
   2011                                            62            63,151
   6.00%, with various maturities to
   2022                                           256           262,303
   6.25%, with various maturities to
   2013                                            60            61,491
   6.50%, with various maturities to
   2022                                         4,905         5,080,705
   6.75%, with various maturities to
   2008                                            72            74,448
   6.87%, with maturity at 2022                 5,410         5,567,264
   7.00%, with various maturities to
   2019                                         2,908         3,026,424
   7.089%, with maturity at 2023                8,339         8,657,754
   7.25%, with various maturities to
   2022                                        15,345        16,058,754
   7.50%, with various maturities to
   2024                                         7,456         7,838,673
   7.75%, with various maturities to
   2018                                           726           765,839
   7.78%, with maturity at 2022                 2,198         2,340,327
   7.85%, with maturity at 2020                 5,944         6,359,560
   8.00%, with various maturities to
   2028                                        55,562        59,286,973
   8.15%, with various maturities to
   2021                                         6,312         6,789,424
   8.25%, with various maturities to
   2017                                         8,648         9,202,008
   8.50%, with various maturities to
   2027                                        40,987        44,251,666
   8.75%, with various maturities to
   2016                                         5,738         6,124,309
   9.00%, with various maturities to
   2024                                        18,861        20,507,890
   9.25%, with various maturities to
   2011                                         3,649         3,948,223
   9.50%, with various maturities to
   2022                                         8,526         9,407,426
   9.75%, with various maturities to
   2018                                         2,372         2,584,807
   10.00%, with various maturities to
   2017                                            61            68,383
   10.50%, with various maturities to
   2021                                        14,280        16,176,634
   10.75%, with maturity at 2011                  837           928,393
   11.00%, with various maturities to
   2020                                        17,175        19,625,352
   11.25%, with maturity at 2014                  799           900,799
   11.50%, with maturity at 2015                  220           253,581
   12.00%, with various maturities to
   2019                                         3,779         4,424,295
   12.25%, with various maturities to
   2019                                           794           924,060
                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
   12.50%, with various maturities to
   2019                                       $ 8,340      $  9,801,647
   12.75%, with various maturities to
   2015                                           148           171,485
   13.00%, with various maturities to
   2019                                         1,577         1,872,063
   13.25%, with various maturities to
   2019                                           141           166,763
   13.50%, with various maturities to
   2019                                         1,657         1,949,312
   14.00%, with various maturities to
   2016                                           697           838,300
   14.50%, with various maturities to
   2014                                            33            40,362
   14.75%, with maturity at 2010                  208           248,193
   15.00%, with various maturities to
   2013                                         1,226         1,511,638
   15.25%, with maturity at 2012                   36            44,776
   15.50%, with maturity at 2011                   36            44,234
   16.00%, with maturity at 2012                   43            54,117
   16.25%, with various maturities to
   2012                                            79            98,509
-----------------------------------------------------------------------
                                                           $278,437,311
-----------------------------------------------------------------------
Federal National Mortgage Assn.:
   0.25%, with maturity at 2014               $    26      $     22,990
   3.50%, with maturity at 2007                    18            18,062
   5.00%, with various maturities to
   2017                                            73            72,170
   5.25%, with maturity at 2006                    39            39,691
   5.50%, with maturity at 2006                    30            30,769
   5.75%, with maturity at 2003                     0(3)            261
   6.00%, with various maturities to
   2010                                           364           372,673
   6.25%, with various maturities to
   2007                                            49            50,072
   6.50%, with various maturities to
   2017                                           193           199,485
   6.75%, with various maturities to
   2007                                            43            43,936
   7.00%, with various maturities to
   2017                                         2,738         2,845,239
   7.25%, with various maturities to
   2008                                         1,067         1,120,517
   7.50%, with various maturities to
   2024                                         9,754        10,263,164
   7.75%, with various maturities to
   2008                                           348           366,278
   7.875%, with maturity at 2021                6,814         7,261,009
   8.00%, with various maturities to
   2022                                        23,194        24,592,473
   8.25%, with various maturities to
   2025                                         9,155         9,625,146
   8.50%, with various maturities to
   2026                                        11,616        12,492,325
   8.75%, with various maturities to
   2017                                           398           427,472
   9.00%, with various maturities to
   2022                                        17,371        18,881,327
   9.125%, with maturity at 2011                  915           999,777
   9.25%, with various maturities to
   2017                                         3,296         3,578,420
   9.50%, with various maturities to
   2025                                        10,190        11,243,013
   9.704%, with maturity at 2025                  808           903,218
   9.75%, with maturity at 2019                   114           127,103
   9.92%, with maturity at 2021                   753           845,963
   10.00%, with various maturities to
   2025                                         3,502         3,916,848
   10.036%, with maturity at 2020               1,239         1,383,336
   10.29%, with maturity at 2021                1,381         1,555,428
   10.294%, with maturity at 2020                 890         1,003,480
   10.365%, with maturity at 2025               1,038         1,168,909

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
   10.50%, with various maturities to
   2025                                       $ 2,570      $  2,898,188
   11.00%, with various maturities to
   2020                                         2,689         3,071,224
   11.50%, with various maturities to
   2020                                         8,144         9,374,834
   11.534%, with maturity at 2025                 641           742,678
   11.591%, with maturity at 2016               1,799         2,076,931
   11.75%, with various maturities to
   2017                                         1,136         1,317,817
   12.00%, with various maturities to
   2020                                        16,972        19,762,383
   12.25%, with various maturities to
   2015                                           961         1,124,148
   12.267%, with maturity at 2021               1,115         1,307,076
   12.50%, with various maturities to
   2021                                         5,559         6,531,028
   12.707%, with maturity at 2015               1,483         1,759,963
   12.75%, with various maturities to
   2015                                           993         1,172,575
   13.00%, with various maturities to
   2027                                         4,349         5,102,405
   13.25%, with various maturities to
   2015                                           924         1,096,624
   13.50%, with various maturities to
   2015                                         2,406         2,888,199
   13.75%, with various maturities to
   2014                                            61            72,737
   14.00%, with various maturities to
   2014                                           115           138,606
   14.25%, with maturity at 2014                   33            40,687
   14.50%, with various maturities to
   2014                                            95           114,620
   14.75%, with maturity at 2012                1,549         1,894,074
   15.00%, with various maturities to
   2013                                         1,564         1,929,218
   15.50%, with maturity at 2012                  285           355,948
   15.75%, with maturity at 2011                    9            11,634
   16.00%, with maturity at 2012                1,159         1,457,637
-----------------------------------------------------------------------
                                                           $181,691,788
-----------------------------------------------------------------------
Government National Mortgage Assn.:
   7.00%, with maturity at 2022               $ 1,216      $  1,257,939
   7.25%, with various maturities to
   2022                                         1,392         1,453,666
   7.50%, with various maturities to
   2024                                         3,908         4,122,292
   8.00%, with various maturities to
   2017                                        61,029        65,442,994
   8.25%, with maturity at 2008                   150           160,358
   8.30%, with maturity at 2020                   667           721,371
   8.50%, with various maturities to
   2018                                         5,637         6,117,327
   9.00%, with various maturities to
   2011                                         5,633         6,152,553
   9.50%, with various maturities to
   2022                                        14,980        16,507,848
   10.00%, with various maturities to
   2025                                         7,367         8,126,614
   11.00%, with maturity at 2020                1,530         1,756,142
   11.50%, with maturity at 2013                   78            90,105
   12.00%, with various maturities to
   2015                                         4,512         5,270,024
   12.50%, with various maturities to
   2019                                         2,188         2,581,869
   13.00%, with various maturities to
   2014                                           414           491,061
   13.50%, with various maturities to
   2012                                           104           124,000
   14.00%, with maturity at 2015                   32            39,286
   14.50%, with maturity at 2014                   15            18,724
   15.00%, with various maturities to
   2013                                           292           362,323
                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
   16.00%, with various maturities to
   2012                                       $    93      $    117,204
-----------------------------------------------------------------------
                                                           $120,913,700
-----------------------------------------------------------------------
Collateralized Mortgage Obligations:
   Federal Home Loan Mortgage Corp.
   Series B Class 3 100% FHLMC PC
   Collateral, 12.50%, due 2013               $    43      $     43,074
-----------------------------------------------------------------------
                                                           $     43,074
-----------------------------------------------------------------------
Total Mortgage Pass-Throughs
   (identified cost $573,583,547)                          $581,085,873
-----------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 1.1%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23(2)        $ 6,000      $  6,985,320
-----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (identified cost, $6,289,300)                           $  6,985,320
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.3%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Banque National De Paris Euro
Time-Deposit Cayman Island, 1.50%,
1/2/02                                        $36,000      $ 36,000,000
-----------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $36,000,000)                        $ 36,000,000
-----------------------------------------------------------------------
Total Investments -- 103.6%
   (identified cost $686,436,137)                          $699,609,103
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (3.6)%                   $(24,088,742)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $675,520,361
-----------------------------------------------------------------------

 (1)  A portion of this security is on loan at December 31, 2001.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (3)  Represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $686,436,137)                          $699,609,103
Cash                                            98,963
Receivable for investments sold              2,423,735
Interest receivable                          6,103,279
Receivable for daily variation margin on
   open financial futures contracts            349,987
Prepaid expenses                                 2,379
------------------------------------------------------
TOTAL ASSETS                              $708,587,446
------------------------------------------------------

Liabilities
------------------------------------------------------
Collateral for securities loaned          $ 33,009,900
Payable to affiliate for Trustees' fees          5,335
Accrued expenses                                51,850
------------------------------------------------------
TOTAL LIABILITIES                         $ 33,067,085
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $675,520,361
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $663,379,545
Net unrealized appreciation (computed on
   the basis of identified cost)            12,140,816
------------------------------------------------------
TOTAL                                     $675,520,361
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
Investment Income
-----------------------------------------------------
Interest                                  $28,392,380
Security lending income                       941,607
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $29,333,987
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 3,240,772
Trustees' fees and expenses                    20,217
Custodian fee                                 208,375
Interest expense                               74,707
Legal and accounting services                  44,656
Miscellaneous                                  21,294
-----------------------------------------------------
TOTAL EXPENSES                            $ 3,610,021
-----------------------------------------------------

NET INVESTMENT INCOME                     $25,723,966
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Financial futures contracts            $(1,160,055)
-----------------------------------------------------
NET REALIZED LOSS                         $(1,160,055)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 8,964,020
   Financial futures contracts                143,570
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 9,107,590
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 7,947,535
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $33,671,501
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      25,723,966  $      24,893,826
   Net realized loss                             (1,160,055)        (7,048,869)
   Net change in unrealized appreciation
      (depreciation)                              9,107,590         11,010,721
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      33,671,501  $      28,855,678
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     520,404,823  $     136,165,725
   Withdrawals                                 (218,546,077)      (170,231,237)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $     301,858,746  $     (34,065,512)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS     $     335,530,247  $      (5,209,834)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     339,990,114  $     345,199,948
------------------------------------------------------------------------------
AT END OF YEAR                            $     675,520,361  $     339,990,114
------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                                          YEAR ENDED
INCREASE (DECREASE) IN CASH               DECEMBER 31, 2001
---------------------------------------------------------------
Cash Flows From (Used For) Operating
   Activities --
   Purchase of investments                $        (375,323,456)
   Proceeds from sales of investments
      and principal repayments                      102,752,388
   Interest received, including net
      securities lending income                      34,367,092
   Interest paid                                        (74,707)
   Operating expenses paid                           (3,614,272)
   Net purchase of short-term
      investments                                   (31,545,000)
   Financial futures contracts
      transactions                                   (1,588,803)
   Repayment of collateral for
      securities loaned, net                        (26,876,851)
   Decrease in unrealized loss from
      futures transactions                              143,570
---------------------------------------------------------------
NET CASH USED FOR OPERATING ACTIVITIES    $        (301,760,039)
---------------------------------------------------------------
Cash Flows From (Used For) Financing
   Activities --
   Proceeds from capital contributions    $         520,404,823
   Payments for capital withdrawals                (218,546,077)
---------------------------------------------------------------
NET CASH FROM FINANCING ACTIVITIES        $         301,858,746
---------------------------------------------------------------

NET INCREASE IN CASH                      $              98,707
---------------------------------------------------------------
CASH AT BEGINNING OF YEAR                 $                 256
---------------------------------------------------------------

CASH AT END OF YEAR                       $              98,963
---------------------------------------------------------------

Reconciliation of Net Increase in Net Assets
From Operations to Net Cash Used For
Operating Activities
---------------------------------------------------------------
Net increase in net assets from
   operations                             $          33,671,501
Increase in receivable for investments
   sold                                              (1,329,821)
Decrease in payable for investments
   purchased                                         (2,210,993)
Increase in interest receivable                      (1,854,299)
Increase in receivable for variation
   margin                                              (428,748)
Decrease in payable to affiliate                         (1,235)
Decrease in accrued expenses                            (77,723)
Decrease in prepaid expenses                                679
Decrease in collateral for securities
   loaned                                           (26,876,851)
Net increase in investments                        (302,652,549)
---------------------------------------------------------------
NET CASH USED FOR OPERATING ACTIVITIES    $        (301,760,039)
---------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------
                                    2001(1)        2000         1999         1998         1997
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Operating expenses                  0.81%         0.84%        0.83%        0.82%        0.83%
   Interest expense                    0.02%         0.02%        0.02%        0.07%          --
   Net investment income               5.91%         7.77%        7.79%        7.85%        7.95%
Portfolio Turnover                       21%           22%          18%          48%          20%
-------------------------------------------------------------------------------------------------
TOTAL RETURN*                          9.52%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $675,520      $339,990     $345,200     $421,011     $433,107
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assets from 7.51% to 5.91%.
 * Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than mortgage backed, pass-through securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount. Effective January 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities. Prior to January 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The cumulative effect of this accounting change had no impact on the Portfolio's net assets, but resulted in a $35,299 reduction in cost of securities and a corresponding $35,299 increase in net unrealized appreciation, based on securities held by the Portfolio on December 31, 2000.

   The effect of this change for the year ended December 31, 2001 was a decrease in net investment income of $7,146 and an increase in net unrealized appreciation of $7,146.

   Also in accordance with the revised AICPA Audit and Accounting Guide for Investment Companies, the Portfolio reclassified net losses realized of $6,998,569 on prepayments received on mortgage-backed securities that were previously included in realized gains/losses, as part of interest income for the year ended December 31, 2001.

   The statement of changes in net assets and supplementary data for prior periods have not been restated to reflect these changes in policy.

 C Gains and Losses From Security
    Transactions -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under
   Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   expenses on the Statement of Operations. For the year ended December 31, 2001, $2,904 in credit balances were used to reduce the Portfolio's custodian fee.

 F Written Options -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 G Purchased Options -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

 H Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

 I Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 K Statement of Cash Flows -- The cash amount shown in the Statement of Cash
   Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at December 31, 2001.

2 Purchases and Sales of Investments
-------------------------------------------
   Purchases, sales and paydowns of investments, other than short-term obligations, aggregated $373,164,929, $0, and $104,082,209, respectively.

3 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million, 0.6875% (per annum) from $500 million to $1 billion and

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   at reduced rates as daily net assets exceed that level. For the year ended December 31, 2001, the fee was equivalent to 0.74% of the Portfolio's average net assets for such period and amounted to $3,240,772. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

4 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 2001 was $1,691,781 and the average interest rate was 4.42%.

5 Securities Lending Agreement
-------------------------------------------
   The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $2,310,294 for the year ended December 31, 2001. At December 31, 2001, the value of the securities loaned and the value of the collateral amounted to approximately $31,964,000 and $33,010,000, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $693,454,334
    ------------------------------------------------------
    Gross unrealized appreciation             $  9,032,656
    Gross unrealized depreciation               (2,877,887)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  6,154,769
    ------------------------------------------------------

   The net unrealized depreciation on futures contracts at December 31, 2001 on a federal income tax basis, was $1,032,150.

7 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2001 is as follows:

                                         FUTURES CONTRACTS
    -------------------------------------------------------------------------------------------
    EXPIRATION                                                                 NET UNREALIZED
    DATE(S)          CONTRACTS                                   POSITION       DEPRECIATION
    -------------------------------------------------------------------------------------------
    3/02             700 US Treasury Five Year Note Futures    Long              (1,032,150)

   At December 31, 2001, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF GOVERNMENT OBLIGATIONS PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at December 31, 2001, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION
FUND MANAGEMENT. The Trustees of the Eaton Vance Government Obligations Fund (the Fund) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Fund's and Portfolio's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEE(S)

                          POSITION(S)
NAME,                       WITH THE              TERM OF OFFICE                                       NUMBER OF PORTFOLIOS
ADDRESS                     FUND AND               AND LENGTH OF            PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND AGE                    PORTFOLIO                SERVICE(3)              DURING PAST FIVE YEARS    OVERSEEN BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------
Jessica M.               Trustee         Trustee Since                      President and Chief                  165
Bibliowicz(1)                            1998                               Executive Officer of
Age 42                                                                      National Financial
The Eaton Vance                                                             Partners (financial
Building                                                                    services company) (since
255 State Street                                                            April 1999). President
Boston, MA 02109                                                            and Chief Operating
                                                                            Officer of John A.
                                                                            Levin & Co. (registered
                                                                            investment advisor)
                                                                            (July 1997 to
                                                                            April 1999) and a
                                                                            Director of Baker,
                                                                            Fentress & Company,
                                                                            which owns John A.
                                                                            Levin & Co., a
                                                                            registered investment
                                                                            advisor (July 1997 to
                                                                            April 1999). Executive
                                                                            Vice President of Smith
                                                                            Barney Mutual Funds
                                                                            (July 1994 to
                                                                            June 1997).
James B. Hawkes(2)       President and   Trustee of Fund Since 1991 and     Chairman, President and              170
Age 60                   Trustee         President of Fund Since 1999 and   Chief Executive Officer
The Eaton Vance                          President and Trustee of           of BMR, EVM and their
Building                                 Portfolio Since 1992               corporate parent, Eaton
255 State Street                                                            Vance Corp. (EVC), and
Boston, MA 02109                                                            corporate trustee, Eaton
                                                                            Vance, Inc. (EV); Vice
                                                                            President of EVD.
                                                                            President or officer of
                                                                            170 funds managed by EVM
                                                                            or its affiliates.


NAME,
ADDRESS                  OTHER DIRECTORSHIPS
AND AGE                  HELD
-----------------------
Jessica M.
Bibliowicz(1)
Age 42
The Eaton Vance
Building
255 State Street
Boston, MA 02109
James B. Hawkes(2)       Director of EVC, EV
Age 60                   and EVD.
The Eaton Vance
Building
255 State Street
Boston, MA 02109

 (1) Ms. Bibliowicz is deemed to be an interested person of the Fund and the Portfolio because of her affiliation with a brokerage firm.
 (2) Mr. Hawkes is an interested person of the Fund and the Portfolio because of his position as Director, Chairman, President and Chief Executive Officer of BMR, EVM, and EVC, which are affiliates of the Fund and EVM.
 (3)  Trustees and officers serve for an indefinite term.
 (4)  Includes both master and feeder funds in a master feeder structure.

DISINTERESTED TRUSTEES

                          POSITION(S)
NAME,                       WITH THE              TERM OF OFFICE                                       NUMBER OF PORTFOLIOS
ADDRESS                     FUND AND               AND LENGTH OF            PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND AGE                    PORTFOLIO                SERVICE(3)              DURING PAST FIVE YEARS    OVERSEEN BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight         Trustee         Trustee of Fund Since 1986 and of  President of Dwight                  170
Age 70                                   Portfolio Since 1992               Partners, Inc.
The Eaton Vance                                                             (corporate relations and
Building                                                                    communications company).
255 State Street
Boston, MA 02109
Samuel L. Hayes, III     Trustee         Trustee of Fund Since 1986 and of  Jacob H. Schiff                      170
Age 67                                   Portfolio Since 1992               Professor of Investment
The Eaton Vance                                                             Banking Emeritus,
Building                                                                    Harvard University
255 State Street                                                            Graduate School of
Boston, MA 02109                                                            Business Administration.


NAME,
ADDRESS                  OTHER DIRECTORSHIPS
AND AGE                  HELD
-----------------------
Donald R. Dwight         Trustee/Director of
Age 70                   the Royce Funds
The Eaton Vance          (consisting of 17
Building                 portfolios).
255 State Street
Boston, MA 02109
Samuel L. Hayes, III     Director of
Age 67                   Tiffany & Co.,
The Eaton Vance          Director of Telect,
Building                 Inc.
255 State Street
Boston, MA 02109

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

DISINTERESTED TRUSTEES (CONTINUED)

                          POSITION(S)
NAME,                       WITH THE              TERM OF OFFICE                                       NUMBER OF PORTFOLIOS
ADDRESS                     FUND AND               AND LENGTH OF            PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND AGE                    PORTFOLIO                SERVICE(3)              DURING PAST FIVE YEARS    OVERSEEN BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer         Trustee         Trustee of Fund Since 1986 and of  Chairman and Chief                   170
Age 66                                   Portfolio Since 1992               Operating Officer,
The Eaton Vance                                                             Hellman, Jordan
Building                                                                    Management Co., Inc. (an
255 State Street                                                            investment management
Boston, MA 02109                                                            company). President,
                                                                            Unicorn Corporation
                                                                            (investment and
                                                                            financial advisory
                                                                            services company) (since
                                                                            September 2000).
                                                                            Formerly, Chairman of
                                                                            the Board, United Asset
                                                                            Management Corporation
                                                                            (a holding company
                                                                            owning institutional
                                                                            investment management
                                                                            firms) and Chairman,
                                                                            President and Director,
                                                                            UAM Funds (mutual
                                                                            funds).

Lynn A. Stout            Trustee         Trustee Since 1998                 Professor of Law,                    165
Age 44                                                                      University of California
The Eaton Vance                                                             at Los Angeles School of
Building                                                                    Law (since July 2001).
255 State Street                                                            Formerly, Professor of
Boston, MA 02109                                                            Law, Georgetown
                                                                            University Law Center
                                                                            (prior to July 2001).
Jack L. Treynor          Trustee         Trustee of Fund Since 1986 and of  Investment Adviser and               167
Age 72                                   Portfolio Since 1992               Consultant.
The Eaton Vance
Building
255 State Street
Boston, MA 02109


NAME,
ADDRESS                  OTHER DIRECTORSHIPS
AND AGE                  HELD
-----------------------
Norton H. Reamer
Age 66
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Lynn A. Stout
Age 44
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Jack L. Treynor
Age 72
The Eaton Vance
Building
255 State Street
Boston, MA 02109

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                          POSITION(S)
NAME,                       WITH THE              TERM OF OFFICE
ADDRESS                     FUND AND               AND LENGTH OF            PRINCIPAL OCCUPATION(S)
AND AGE                    PORTFOLIO                SERVICE(3)              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
William H. Ahern, Jr.    Vice President  Vice President Since 1995          Vice President of EVM
Age 42                   of Trust                                           and BMR. Officer of 34
The Eaton Vance                                                             investment companies
Building                                                                    managed by EVM or BMR.
255 State Street
Boston, MA 02109

Walter A. Row, III       Vice President  Vice President Since 2001          Vice President of EVM
Age 44                   of Trust                                           and BMR. Officer of 22
The Eaton Vance                                                             investment companies
Building                                                                    managed by EVM or BMR.
255 State Street
Boston, MA 02109

Thomas J. Fetter         Vice President  Vice President Since 1997          Vice President of EVM
Age 58                   of Trust                                           and BMR. Officer of 112
The Eaton Vance                                                             investment companies
Building                                                                    managed by EVM or BMR.
255 State Street
Boston, MA 02109

Armin J. Lang            Vice President  Vice President Since 1999          Vice President of EVM
Age 37                   of Trust                                           and BMR since March
The Eaton Vance                                                             1998. Previously he was
Building                                                                    a Vice President of
255 State Street                                                            Standish, Ayer & Wood.
Boston, MA 02109                                                            Officer of 23 investment
                                                                            companies managed by EVM
                                                                            or BMR.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

                          POSITION(S)
NAME,                       WITH THE              TERM OF OFFICE
ADDRESS                     FUND AND               AND LENGTH OF            PRINCIPAL OCCUPATION(S)
AND AGE                    PORTFOLIO                SERVICE(3)              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Michael R. Mach          Vice President  Vice President Since 1999          Vice President of EVM
Age 54                   of Trust                                           and BMR since
The Eaton Vance                                                             December 15, 1999.
Building                                                                    Previously, Managing
255 State Street                                                            Director and Senior
Boston, MA 02109                                                            Analyst for Robertson
                                                                            Stephens (1998-1999);
                                                                            Managing Director and
                                                                            Senior Analyst for Piper
                                                                            Jaffray (1996-1998); and
                                                                            Senior Vice President,
                                                                            Senior Analyst and
                                                                            Portfolio Manager for
                                                                            Putnam Investments
                                                                            (1989-1996). Officer of
                                                                            24 investment companies
                                                                            managed by EVM or BMR.

Robert B. MacIntosh      Vice President  Vice President Since 1998          Vice President of EVM
Age 45                   of Trust                                           and BMR. Officer of 111
The Eaton Vance                                                             investment companies
Building                                                                    managed by EVM or BMR.
255 State Street
Boston, MA 02109

Edward E. Smiley, Jr.    Vice President  Vice President Since 1999          Vice President of EVM
Age 57                   of Trust                                           and BMR. Officer of 34
The Eaton Vance                                                             investment companies
Building                                                                    managed by EVM or BMR.
255 State Street
Boston, MA 02109

Susan Schiff             Vice President  Vice President Since 1992          Vice President of EVM
Age 40                   of Portfolio                                       and BMR. Officer of one
The Eaton Vance                                                             investment company
Building                                                                    managed by EVM or BMR.
255 State Street
Boston, MA 02109

Mark Venezia             Vice President  Vice President Since 1992          Vice President of EVM
Age 50                   of Portfolio                                       and BMR. Officer of 2
The Eaton Vance                                                             investment companies
Building                                                                    managed by EVM or BMR.
255 State Street
Boston, MA 02109

Alan R. Dynner           Secretary       Secretary Since 1997               Vice President,
Age 61                                                                      Secretary and Chief
The Eaton Vance                                                             Legal Officer of BMR,
Building                                                                    EVM and EVC; Vice
255 State Street                                                            President, Secretary and
Boston, MA 02109                                                            Clerk of EVD. Secretary
                                                                            of 170 funds managed by
                                                                            EVM and its affiliates.

James L. O'Connor        Treasurer       Treasurer of Portfolio Since 1992  Vice President of BMR
Age 56                                   and of Fund Since 1989             and EVM; Vice President
The Eaton Vance                                                             of EVD. Treasurer of 170
Building                                                                    funds managed by EVM and
255 State Street                                                            its affiliates.
Boston, MA 02109

The statement of additional information for the Fund includes additional information about the trustees and officers of the Fund and Portfolio and can be obtained, without charge, by calling 1-800-225-6265.

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

INVESTMENT ADVISER OF GOVERNMENT OBLIGATIONS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110


                                 EATON VANCE FUNDS
                              EATON VANCE MANAGEMENT
                          BOSTON MANAGEMENT AND RESEARCH
                           EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

  The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  For more information about Eaton Vance's privacy policies, call:
                       1-800-262-1122


EATON VANCE GOVERNMENT OBLIGATIONS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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140-2/02                                                                  GOSRC